TCW Funds, Inc.

TCW Emerging Markets Income Fund – Class I and Class N

TCW Emerging Markets Local Currency Income Fund – Class I and Class N

Supplement dated June 30, 2017 to

the Prospectus dated February 28, 2017, as amended (the “Prospectus”)

Disclosure relating to TCW Emerging Markets Income Fund

Effective June 30, 2017, Alex Stanojevic has been added to the portfolio management team of TCW Emerging Markets Income Fund. Therefore, effective June 30, 2017, the following is added on page 60 under the heading “Portfolio Managers” of the Prospectus:

Name	Experience with the Fund	Primary Title with Investment Advisor
Alex Stanojevic	Less than 1 year	Managing Director

In addition, effective June 30, 2017, the following is added to the section relating to TCW Emerging Markets Income Fund on page 96 under the heading “Management of the Funds – Portfolio Managers” of the Prospectus:

Alex Stanojevic	Managing Director, the Advisor and TCW LLC. Prior to 2017, Mr. Stanojevic served as Head Trader for the TCW Emerging Market Team. Mr. Stanojevic joined TCW in 2005 from Coast Asset Management LP.

Disclosure relating to TCW Emerging Markets Local Currency Income Fund

Effective June 30, 2017, Alex Stanojevic has been added to the portfolio management team of TCW Emerging Markets Local Currency Income Fund. Therefore, effective June 30, 2017, the following is added on page 64 under the heading “Portfolio Managers” of the Prospectus:

Name	Experience with the Fund	Primary Title with Investment Advisor
Alex Stanojevic	Less than 1 year	Managing Director

In addition, effective June 30, 2017, the following is added to the section relating to TCW Emerging Markets Local Currency Income Fund on page 96 under the heading “Management of the Funds – Portfolio Managers” of the Prospectus:

Alex Stanojevic	See above.

Please retain this Supplement with your Prospectus for future reference.